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                                                                    EXHIBIT 99.1

CONTACT:  JOSEPH MACNOW
          (201) 587-1000

                                                       VORNADO OPERATING COMPANY

                                                           210 Route 4 East
                                                           Paramus, NJ  07652


FOR IMMEDIATE RELEASE - September 23, 2003

                VORNADO OPERATING COMPANY ANNOUNCES LIVE WEBCAST

      PARAMUS, NEW JERSEY.......VORNADO OPERATING COMPANY (Over The Counter
Bulletin Board: VOOC.OB) announces that Vornado Realty Trust (NYSE:VNO) plans to host an investor conference on September 30, 2003 at 2:00 P.M. EDT. At the conference, information concerning Vornado Operating Company's only asset, AmeriCold Logistics, LLC, will be presented and discussed. The conference will be Webcast live by Vornado Realty Trust and the Webcast and materials presented at the conference can be accessed at Vornado Realty Trust's website www.vno.com.

      A replay of the conference will be available from October 1, 2003 through November 15, 2003, at the above Website.

      Certain statements contained or incorporated herein and in the investor conference referred to in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vornado Operating Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks with financing commitments, general competitive factors and uncertainties associated with AmeriCold Logistics, LLC.

      More detailed information about these and other factors is set forth in Vornado Operating Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003. Vornado Operating Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements.

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